Pilgrim Global Corporate Leaders Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                                 1-800-992-0180

                                January 24, 2001

Dear Shareholder:

     Your Board of Directors has called a Special Meeting of Shareholders of the Pilgrim Global Corporate Leaders Fund scheduled to be held at 2:00 p.m., local time, on February 23, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Directors has approved a reorganization of Pilgrim Global Corporate Leaders Fund ("Global Corporate Leaders Fund") into Pilgrim Worldwide Growth Fund ("Worldwide Growth Fund"), each of which is managed by ING Pilgrim Investments Inc. ("ING Pilgrim Investments") and is part of Pilgrim Funds (the "Reorganization"). If approved by shareholders, you will become a shareholder of the Worldwide Growth Fund on the date that the Reorganization occurs. Worldwide Growth Fund has investment objectives and policies that are similar in many respects to those of the Global Corporate Leaders Fund, and the Reorganization is expected to result in operating expenses that are lower for shareholders.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the funds for your evaluation.

     After careful consideration, the Board of Directors of Global Corporate Leaders Fund (the sole series of Pilgrim Global Corporate Leaders Fund, Inc.) unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 22, 2001.

     Global Corporate Leaders Fund is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        Robert W. Stallings,
                                        President

                      Pilgrim Global Corporate Leaders Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                      PILGRIM GLOBAL CORPORATE LEADERS FUND
                         SCHEDULED FOR FEBRUARY 23, 2001


To the Shareholders:

     A Special Meeting of Shareholders of the Pilgrim Global Corporate Leaders Fund ("Special Meeting") is scheduled for February 23, 2001 at 2:00 p.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     At the Special Meeting, you will be asked to consider and approve the following:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each class of Pilgrim Global Corporate Leaders Fund by Pilgrim Worldwide Growth Fund; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 26, 2000, are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Directors

                                        /s/ James M. Hennessy

                                        James M. Hennessy,
                                        Secretary

January 24, 2001

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INTRODUCTION................................................................   1

SUMMARY.....................................................................   2

INVESTMENT OBJECTIVES AND POLICIES..........................................   4
  Comparison of Investment Objectives and Strategies........................   4
  Comparison of Portfolio Characteristics...................................   5
  Relative Performance......................................................   6
  Performance of Worldwide Growth Fund......................................   6
  Comparison of Investment Techniques and Risks of Investing in the Funds...   8

COMPARISON OF FEES AND EXPENSES.............................................   9
  General Information.......................................................  11

ADDITIONAL INFORMATION ABOUT PILGRIM WORLDWIDE GROWTH FUND..................  11
  Investment Personnel......................................................  11

INFORMATION ABOUT THE REORGANIZATION........................................  12

ADDITIONAL INFORMATION ABOUT THE FUNDS......................................  14

GENERAL INFORMATION ABOUT THE PROXY STATEMENT...............................  15
  Solicitation of Proxies...................................................  15
  Voting Rights.............................................................  15
  Other Matters to Come Before the Special Meeting..........................  16
  Shareholder Proposals.....................................................  16
  Reports to Shareholders...................................................  16

APPENDIX A.................................................................. A-1

APPENDIX B.................................................................. B-1

APPENDIX C.................................................................. C-1

APPENDIX D.................................................................. D-1

APPENDIX E.................................................................. E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                                FEBRUARY 23, 2001

                      PILGRIM GLOBAL CORPORATE LEADERS FUND
               (formerly Lexington Global Corporate Leaders Fund)

                       Relating to the Reorganization into

                          PILGRIM WORLDWIDE GROWTH FUND
                       (a series of Pilgrim Mutual Funds)

                   (COLLECTIVELY, THE "FUNDS," EACH A "FUND")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of Pilgrim Global Corporate Leaders Fund ("Global Corporate Leaders Fund") to Pilgrim Worldwide Growth Fund ("Worldwide Growth Fund") in exchange for shares of Worldwide Growth Fund (the "Reorganization"). Global Corporate Leaders Fund will then distribute to its shareholders their portion of the shares of Worldwide Growth Fund it receives in the Reorganization. The result will be a liquidation of the Global Corporate Leaders Fund. You will receive shares of Worldwide Growth Fund having an aggregate value equal to the aggregate value of the shares you hold of Global Corporate Leaders Fund, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions will be accomplished.

     Because you, as a shareholder of Global Corporate Leaders Fund, are being asked to approve a transaction that will result in your holding of shares of Worldwide Growth Fund, this Proxy Statement also serves as a Prospectus for Worldwide Growth Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Worldwide Growth Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus (the "Pilgrim Prospectus") dated November 1, 2000, and the Statement of Additional Information ("SAI") for Pilgrim Funds dated November 1, 2000, which may be obtained, without charge, by calling 1-800-992-0180. Each of the Funds also provides periodic reports (and other information) to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Worldwide Growth Fund dated June 30, 2000, is incorporated herein by reference. You may receive a copy of the most recent annual report for any of the Funds, without charge, by calling 1-800-992-0180. An SAI dated December 29, 2000, containing additional information about the Reorganization and the parties thereto, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the SAI relating to the Reorganization is available upon request and without charge by calling 1-800-922-0180.

     You can copy and review information about each Fund (including each SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 2, 2000, the Board of Directors of Global Corporate Leaders Fund approved an Agreement and Plan of Reorganization (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of Global Corporate Leaders Fund to Worldwide Growth Fund, in exchange for shares of Worldwide Growth Fund;

     * the assumption by Worldwide Growth Fund of all of the liabilities of the Global Corporate Leaders Fund;

     * the distribution of Worldwide Growth Fund shares to the shareholders of Global Corporate Leaders Fund; and

     *    the complete liquidation of Global Corporate Leaders Fund.

     The Reorganization is expected to be effective upon the close of business on February 23, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Class A shares of Global Corporate Leaders Fund will become a shareholder of Class A of Worldwide Growth Fund. Each shareholder will hold, immediately after the Closing, shares of Class A of Worldwide Growth Fund having an aggregate value equal to the aggregate value of the shares of Class A of Global Corporate Leaders Fund held by that shareholder as of the close of business on the business day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various Pilgrim Funds. The Pilgrim Fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of a number of the Pilgrim Funds that management believes have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds in the complex, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     In considering whether to approve the Reorganization, you should note that:

     * The Funds have investment objectives and policies that are similar in certain respects; however, certain important differences are highlighted below.

     * Worldwide Growth Fund's investment objective is maximum long-term capital appreciation. The Fund normally invests at least 65% of its net assets in securities of issuers located in at least three different countries, one of which may be the United States. Global Corporate Leaders Fund's investment objective is long-term growth of capital through investment in equity securities and equity equivalents of foreign and domestic companies. The Fund normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities of companies that represent "corporate leaders" in their respective industries.

     * The proposed Reorganization is expected to result in a reduction of total operating expenses per share. For example, the operating expenses, expressed as a percentage of net assets per share for Class A shares, are as follows:

          *    Expenses of Global Corporate Leaders Fund (based
               upon the 12 month period ended June 30, 2000):(1)      1.67%

          *    Expenses of Worldwide Growth Fund (based upon the
               12 month period ended June 30, 2000):                  1.67%

          *    Estimated expenses of Worldwide Growth Fund after
               the Reorganization (PRO FORMA):                        1.66%

----------
(1) Based upon expenses incurred by Global Corporate Leaders Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and the 12b-1 plan which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000.

     Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding shares of the Global Corporate Leaders Fund.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE GLOBAL CORPORATE LEADERS FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                       INVESTMENT OBJECTIVES AND POLICIES

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                             GLOBAL CORPORATE LEADERS FUND                  WORLDWIDE GROWTH FUND
                             -----------------------------                  ---------------------
INVESTMENT OBJECTIVE     Long-term growth of capital through        Maximum long-term capital
                         investment in equity securities and        appreciation.
                         equity equivalents of foreign and U.S.
                         companies.

PRIMARY INVESTMENT       *    Normally invests at least 65% of      *    Normally invests at least 65% of
STRATEGIES                    its total assets in a diversified          its net assets in securities of
                              portfolio of blue chip securities          issuers located in at least three
                              of companies that represent                different countries -- including
                              "corporate leaders" in their               emerging market countries -- one
                              respective industries.                     of which may be the U.S.

                         *    Normally invests in at least          *    Generally invests at least 75% of
                              three different countries.                 its total assets in common and
                              Intends to select the countries,           preferred stocks, warrants and
                              currencies and companies that              convertible securities.
                              provide the greatest potential
                              for long-term growth.                 *    In selecting foreign securities,
                                                                         primarily uses a "bottom-up"
                         *    May invest in securities of                fundamental analysis to identify
                              companies and governments of the           stocks which are expected to
                              following regions: Asia Region             offer good value relative to
                              (including Japan); Europe; Latin           their peers in the same industry,
                              America; Africa; North America             sector or region.
                              (including U.S. and Canada); and
                              other areas.                          *    Also uses a "top down" analysis
                                                                         to identify important themes or
                         *    May invest 35% of its total                issues which may affect the
                              assets in: securities of smaller           investment environment in certain
                              capitalization companies; debt             regions or sectors and to
                              securities; and other                      estimate regional market risks.
                              investments.
                                                                    *    In selecting U.S. securities,
                                                                         normally invests in equity
                                                                         securities of large U.S.
                                                                         companies that are expected to
                                                                         benefit most from the major
                                                                         social, economic and
                                                                         technological trends that are
                                                                         likely to shape the future of
                                                                         business and commerce over the
                                                                         next three to five years in the
                                                                         U.S. A company is considered to
                                                                         be large if its market
                                                                         capitalization of the time of
                                                                         purchase, corresponds to the
                                                                         upper 90% of the S&P 500 Index.
                                                                         Combines this "top down" thematic
                                                                         approach with fundamental
                                                                         research and a sell discipline.

INVESTMENT ADVISER       ING Pilgrim Investments                    ING Pilgrim Investments

PORTFOLIO MANAGERS       Richard T. Saler, Phillip A. Schwartz      Mary Lisanti, Jeffrey Bernstein,
                         and Alan H. Wapnick                        Richard T. Saler and Phillip A.
                                                                    Schwartz

     As you can see from the chart above, the investment objectives and strategies of the Funds are similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:

                                             GLOBAL CORPORATE LEADERS FUND               WORLDWIDE GROWTH FUND
                                             -----------------------------               ---------------------
Net Assets                                            $18,648,578                             $660,179,270

Number of Holdings                                         48                                      146

As a Percentage of Net Assets:
Equity Securities (Including Equity
  Equivalents)                                           91.80%                                  96.55%
U.S. Securities                                          37.90%                                  47.19%
Holdings in Companies With:
  Market Capitalization Over $10
   Billion (as a % of net assets)                        91.85%                                  70.77%
  Market Capitalization Between $5 and
   $10 Billion (as a % of net assets)                    0.00%                                   17.28%
  Market Capitalization Under $5
   Billion  (as a % of net assets)                       1.41%                                    8.50%
  Convertible Securities                                 0.00%                                    0.00%
  Preferred Securities                                   1.50%                                    0.26%
  Short-term Debt Investments                            0.00%                                    4.13%

Average Market Capitalization of
  Companies in Portfolio:                           $117.1 billion                           $81.4 billion

Range of Market Capitalization
  Companies in Portfolio:                    $2.2 billion to $524.3 billion          $1.7 billion to $447.7 billion

Portfolio Turnover Rate(1)                               6.11%                                     169%

Top 5 Industries                         Services                       14.80%     Telecommunication Equipment    7.48%
(as a % of net assets)                   Financial Services             13.70%     Electronic Compo-Semicon       6.95%
                                         Electrical & Electronics       10.70%     Fiber Optics                   5.91%
                                         Telecommunications              9.00%     Telecommunication Services     4.27%
                                         Consumer Non-durable Goods      8.90%     Networking Products            3.44%

Top 10 Holdings                          Morgan Stanley Dean Witter      3.48%     Nortel Network Corp            2.88%
(as a % of Net Assets)                   Cisco Systems, Inc.             3.34%     Nokia OYJ                      2.15%
                                         Intel Corp.                     3.30%     Intel Corp                     2.07%
                                         NEC Corp.                       3.04%     Corning, Inc                   2.04%
                                         NTT Corp.                       2.64%     Ciena Corp.                    2.00%
                                         Sony Corp.                      2.56%     MGM Grand, Inc.                1.92%
                                         Citigroup, Inc.                 2.49%     JDS Uniphase Corp.             1.88%
                                         Canon, Inc.                     2.41%     Oracle Corp                    1.82%
                                         General Electric Co.            2.39%     Wal-Mart Stores, Inc.          1.80%
                                         American Express Co.            2.35%     Sun Microsystems, Inc.         1.78%

Top 10 Countries                         United States                  47.19%     United States                 37.91%
(as a % of Net Assets)                   Japan                           8.58%     Japan                         16.26%
                                         United Kingdom                  8.29%     United Kingdom                 7.89%
                                         France                          5.98%     Switzerland                    7.39%
                                         Canada                          5.72%     France                         7.22%
                                         Netherlands                     3.47%     Germany                        5.57%
                                         Sweden                          3.34%     Netherlands                    5.42%
                                         Finland                         3.17%     Sweden                         2.13%
                                         Germany                         2.43%     Australia                      2.06%
                                         Spain                           1.57%     Canada                         1.41%

----------
(1)  For the 12 month period ended June 30, 2000.

RELATIVE PERFORMANCE

     The following table shows for certain periods the annual total return for:
(a) Class A shares of Global Corporate Leaders Fund; (b) Class A Shares of Worldwide Growth Fund; and (c) the Morgan Stanley Capital International World Index ("MSCI World Index"). Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The index has inherent performance advantages over the Funds since the index has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. The Funds' past performance is not an indication of future performance.

    CALENDAR YEAR/     GLOBAL CORPORATE      WORLDWIDE            MSCI
     PERIOD ENDED       LEADERS FUND(2)   GROWTH FUND(3)(4)   WORLD INDEX(5)
     ------------       ---------------   -----------------   --------------
       12/31/94              1.84%               2.45%             5.58%
       12/31/95             10.69%              14.74%            21.32%
       12/31/96             16.43%              17.92%            14.00%
       12/31/97              6.90%              17.28%            16.23%
       12/31/98             19.06%              37.34%            24.80%
       12/31/99             39.06%              83.52%            23.26%
   1/1/00-9/30/00(1)       -10.66%              -7.62%            -7.25%

----------
(1)  Not annualized.
(2) Prior to July 26, 2000, the Fund was advised by Lexington Management Corporation, which was acquired by the parent to ING Pilgrim Investments on July 26, 2000. ING Pilgrim Investments became the adviser on that same date.
(3) Prior to October 1, 2000, the Fund was managed by a sub-adviser to the adviser ING Pilgrim Investments. Prior to May 24, 1999, the prior sub-adviser was the adviser, rather than sub-adviser, to the Fund. For more information about the performance of Worldwide Growth Fund, see "Additional Information about Pilgrim Worldwide Growth Fund."
(4) Prior to November 2, 2000, the Pilgrim Worldwide Growth Fund's portfolio manager employed different stock selection criteria.
(5) MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

PERFORMANCE OF WORLDWIDE GROWTH FUND

     The bar chart and table that follow provide an indication of the risks of investing in Worldwide Growth Fund by showing (on a calendar year basis) changes in Worldwide Growth Fund's annual total return from year to year and by showing (on a calendar year basis) how Worldwide Growth Fund's average annual returns for one year, five years and since inception compare to those of the MSCI World Index. The information in the bar chart is based on the performance of the Class A shares of Worldwide Growth Fund, however, the bar chart does not reflect the deduction of any sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Worldwide Growth Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     Investors should note that prior to October 1, 2000, another firm served as sub-adviser of Pilgrim Worldwide Growth Fund and the performance and investment strategies were indicative of another firm's style of management. The Fund is now managed by Richard T. Saler and Philip A. Schwartz, who are responsible for the international investments of the Fund, and Mary Lisanti and Jeffrey Bernstein, who are primarily responsible for the domestic equity component of the Fund. Prior to November 2, 2000, the Pilgrim Worldwide Growth Fund's portfolio manager employed different stock selection criteria.

                       CALENDAR YEAR-BY-YEAR RETURN (%)(1)

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999(2)
 ----    ----    ----    ----    ----    ----    ----    ----    ----    -------
                                 2.45%  14.74%  17.92%  17.28%  37.34%    83.52%

----------
(1) During the periods shown in the chart, the Fund's best quarterly performance was 44.54% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was -13.43% for the quarter ended September 1998. The Fund's year-to date return as of September 30, 2000, was -7.62%.
(2) Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for international and domestic growth stocks. (See "Comparison of Investment Techniques and Risks of Investing in the Funds" below) You should not expect that such favorable returns can consistently be achieved.

     The table below shows what the average annual total returns of Worldwide Growth Fund would equal if you averaged out actual performance over various lengths of time, compared to the MSCI World Index. The MSCI World Index has inherent performance advantages over Worldwide Growth Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Worldwide Growth Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999(1)

                                                                         SINCE
                                                  1 YEAR    5 YEARS    INCEPTION
                                                  ------    -------    ---------
Worldwide Growth Fund - Class A (2)               72.95%     30.39%      24.78%
MSCI World Index (3)                              23.26%     18.09%      14.87%

----------
(1) This table shows performance of Class A shares of the Fund. Class A commenced operations on April 19, 1993.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

     The table below shows the performance of the Worldwide Growth Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS for the 12 month period ended December 31, 1999(1)

                                                                         SINCE
                                                  1 YEAR    5 YEARS    INCEPTION
                                                  ------    -------    ---------
Worldwide Growth Fund - Class A                   83.52%     31.95%      25.88%

----------
(1) This table shows performance of Class A shares of the Fund. Class A commenced operations on April 19, 1993.

     For a discussion by the former sub-adviser regarding the performance of Worldwide Growth Fund for the year ended June 30, 2000, see Appendix A to this Proxy Statement/Prospectus. Additional information about Worldwide Growth Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF INVESTING IN THE FUNDS

     Because the Funds have investment objectives and policies that are compatible in many respects, many of the risks of investing in Worldwide Growth Fund are similar to the risks of investing in Global Corporate Leaders Fund, although the Funds may be subject to varying degrees of risk. For example, Worldwide Growth Fund may have a higher portfolio turnover rate. A principal risk of an investment in either Fund is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect such fluctuations.

     EQUITY SECURITIES. Each Fund is subject to risks associated with investing primarily in equity securities, including market risks, issuer risk (including credit risks), price volatility risks, and market trend risks. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

     Worldwide Growth Fund may invest, and Global Corporate Leaders Fund may invest in some degree, in small and medium-sized companies. Small and medium-sized companies may be more susceptible to greater price swings than larger companies because they have fewer financial resources, more limited financial resources, more limited product and market diversification, and many are dependent on a few key managers. Smaller companies also may experience relatively high growth rates and higher failure rates than do larger companies. The securities of smaller companies may trade in lower volumes and may be less liquid than securities of larger, more established companies. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

     RISKS OF FOREIGN INVESTING. Foreign investments may be riskier than U.S. investments for many reasons. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Moreover, to the extent either Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

     MARKET TRENDS. From time to time, the stock market may not favor the growth securities in which the Worldwide Growth Fund invests, or the large "blue chip" companies in which Global Corporate Leaders Fund INVESTS. Indeed, the market may not favor equities at all.

     INABILITY TO SELL SECURITIES. Securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Funds could lose money if they cannot sell a security at the time and price that would be most beneficial to them.

     CHANGE IN PORTFOLIO MANAGEMENT. Pilgrim Worldwide Growth Fund recently underwent a change in portfolio management. Since October 1, 2000, ING Pilgrim Investments has managed the Fund directly. Prior to that date, another investment adviser served as sub-adviser to the Fund. The current portfolio management structure was not in place at the time of the performance information presented in this Proxy Statement/Prospectus. Shareholders bear the risk that the new portfolio managers will not be able to sustain the Fund's historical relative performance.

     PORTFOLIO TURNOVER. The Worldwide Growth Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commission and other transaction costs and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of a Fund.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of the Worldwide Growth Fund, see "Appendix C: Additional Information Regarding Pilgrim Worldwide Growth Fund."

     TOTAL OPERATING EXPENSES. The operating expenses of the Worldwide Growth Fund, expressed as a ratio of total expenses to average daily net assets ("expense ratio"), have been approximately the same as those of the Global Corporate Leaders Fund. For the 12 month period ending June 30, 2000, the net expenses for Class A shares of the Worldwide Growth Fund were 1.67%, the same as those of Class A of the Global Corporate Leaders Fund, without giving effect to the expense limitation agreement described below. The operating expenses for the Global Corporate Leaders Fund are based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and distribution plans which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000.

     EXPENSE LIMITATION ARRANGEMENTS. Expense limitation arrangements are in place for both Global Corporate Leaders Fund and Worldwide Growth Fund. Under the terms of the expense limitation agreements, ING Pilgrim Investments has agreed to limit the expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The current expense limitation agreements for the Worldwide Growth Fund and the Global Corporate Leaders Fund provide that they will remain in effect through at least October 31, 2001 and July 26, 2001, respectively. There is no assurance that the expense limitation agreement will be continued after that date. The expense limitation for Class A shares of the Worldwide Growth Fund is 1.85%. The expense limitation for Class A shares of Global Corporate Leaders Fund is 2.75%. For both Funds, actual operating expenses are currently below the expense limits, so that the expenses of neither Fund are currently subsidized by management.

     MANAGEMENT FEES. Global Corporate Leaders Fund has an annual management fee of 1.00% of the Fund's average daily net assets. Worldwide Growth Fund's management fee is based on the following breakpoint schedule:


                AVERAGE DAILY NET ASSETS              FEE
                  TO WHICH FEE APPLIES             BREAKPOINT
                  --------------------             ----------
                  First $500 million                  1.00%
                  Next $500 million                   0.90%
                  Over $1 billion                     0.85%

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) and service fees for Class A Shares of Worldwide Growth Fund are 0.10% higher than those of Class A shares of Global Corporate Leaders Fund.

     EXPENSE TABLE. The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are based upon the operating expenses incurred by the Class A shares of each Fund for the 12 month period ending June 30, 2000. PRO FORMA numbers show estimated fees of Worldwide Growth Fund after giving effect to the proposed REORGANIZATION. PRO FORMA numbers are estimated in good faith and are hypothetical.

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
                  (expenses that are deducted from Fund assets,
          shown as a ratio of expenses to average daily net assets)(1)

                                            DISTRIBUTION
                                             (12B-1) AND                          FEE
                                             SHAREHOLDER            TOTAL FUND   WAIVER       NET
                                MANAGEMENT    SERVICING    OTHER    OPERATING      BY         FUND
                                   FEES        FEES(2)    EXPENSES   EXPENSES   ADVISER(3)  EXPENSES
                                   ----        -------    --------   --------   ----------  --------
CLASS A

Global Corporate Leaders Fund      1.00%        0.25%       0.42%      1.67%        --        1.67%

Worldwide Growth Fund              1.00%        0.35%       0.32%      1.67%        --        1.67%

Worldwide Growth Fund after
Reorganization (PRO FORMA)         1.00%        0.35%       0.31%      1.66%        --        1.66%

----------
(1) For each Fund, the current fiscal year end is October 31. Previously, Global Corporate Leaders Fund's fiscal year end was December 31, and Worldwide Growth Fund's fiscal year end was June 30. Expenses of the Funds and the PRO FORMA expenses are estimated based upon expenses incurred by each Fund for the year ended June 30, 2000. The expenses for Global Corporate Leaders Fund have been adjusted for current expenses of contracts and the Rule 12b-1 plan which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000. PRO FORMA results are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) ING Pilgrim Investments has entered into expense limitation agreements that limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Global Corporate Leaders Fund and Worldwide Growth Fund to annual rates of 1.85% and 2.75% for Class A shares, respectively. These agreements for the Worldwide Growth Fund and Global Corporate Leaders Fund are in effect through October 31, 2001, and July 26, 2001, respectively.

     Following the Reorganization and in the ordinary course of managing a mutual fund, certain of the holdings of the Global Corporate Leaders Fund that are transferred to the Worldwide Growth Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Worldwide Growth Fund, and the realization of taxable gains or losses for Worldwide Growth Fund.

     EXAMPLES. The examples are intended to help you compare the cost of investing in each Fund and in the combined Funds on a PRO FORMA basis--assuming the Funds have been combined. The examples assume that you invest $10,000 in each Fund and the combined Funds after the Reorganization for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Because this is an estimate, your actual costs may be higher or lower.

              GLOBAL CORPORATE LEADERS FUND       WORLDWIDE GROWTH FUND
               ----------------------------    ----------------------------
                 1      3       5      10        1      3       5      10
               YEAR   YEARS   YEARS   YEARS    YEAR   YEARS   YEARS   YEARS
               ----   -----   -----   -----    ----   -----   -----   -----
   CLASS A     $735   $1071   $1430   $2438    $735   $1071   $1430   $2438

                                         PRO FORMA:
                                     THE FUNDS COMBINED*
                                ----------------------------
                                 1       3       5      10
                                YEAR   YEARS   YEARS   YEARS
                                ----   -----   -----   -----
                   CLASS A      $734   $1068   $1425   $2427

----------
* Estimated.

     You would pay the following expenses if you did not redeem your shares:

              GLOBAL CORPORATE LEADERS FUND       WORLDWIDE GROWTH FUND
               ----------------------------    ----------------------------
                 1      3       5      10        1      3       5      10
               YEAR   YEARS   YEARS   YEARS    YEAR   YEARS   YEARS   YEARS
               ----   -----   -----   -----    ----   -----   -----   -----
   CLASS A     $735   $1071   $1430   $2438    $735   $1071   $1430   $2438

                                         PRO FORMA:
                                     THE FUNDS COMBINED*
                                ----------------------------
                                 1       3       5      10
                                YEAR   YEARS   YEARS   YEARS
                                ----   -----   -----   -----
                   CLASS A      $734   $1068   $1425   $2427

----------
* Estimated.

GENERAL INFORMATION

     Class A shares of the Worldwide Growth Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of the Global Corporate Leaders Fund by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of the Global Corporate Leaders Fund will be included in the holding period of Worldwide Growth Fund shares for purposes of calculating any contingent deferred sales charge. Worldwide Growth Fund and Global Corporate Leaders are each subject to the sales load structure described in the table below on new investments.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                                    CLASS A
                                                                    -------
     Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)                            5.75%(1)

     Maximum deferred sales charge (load) (as a
     percentage of the lower of original purchase price
     or redemption proceeds)                                         None(2)

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.

     Worldwide Growth Fund and Global Corporate Leaders Fund each do not have any exchange fees or sales charges on reinvested dividends.

           ADDITIONAL INFORMATION ABOUT PILGRIM WORLDWIDE GROWTH FUND

INVESTMENT PERSONNEL

     Mary Lisanti and Jeffrey Bernstein share the responsibility for the day-to-day management of the domestic equity portion of the Worldwide Growth Fund.

     Mary Lisanti is Executive Vice President and Chief Investment Officer--Domestic Equities of ING Pilgrim Investments. Ms. Lisanti has served as a Portfolio Manager of the domestic equity portion of Worldwide Growth Fund's assets since October 1, 2000. Ms. Lisanti has over 20 years experience in small and mid-cap investments. Before joining Pilgrim, Ms. Lisanti was a Portfolio Manager at Strong Capital Management where she managed the Strong Small Cap Fund and co-managed the Strong Mid Cap Fund. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small and Mid-Capitalization Equity Strategies at Bankers Trust Corp. where she managed the BT Small Cap Fund and the BT Capital Appreciation Fund. Prior to Bankers Trust, Ms. Lisanti was a Portfolio Manager with Evergreen Funds. She began her career as an Analyst specializing in emerging growth stocks with Donald, Lufkin & Jenrette and Shearson Lehman Hutton, and was ranked number one Emerging Growth INSTITUTIONAL INVESTOR Stock Analyst in 1989.

     Jeffrey Bernstein, Senior Vice President of ING Pilgrim, serves as a Portfolio Manager of the domestic equity portion of Worldwide Growth Fund's assets. Mr. Bernstein has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the fund was formed in August 1998, Growth Opportunities Fund since August 1998, and Pilgrim MidCap Growth Fund since April 2000. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

     Richard T. Saler and Philip A. Schwartz share the responsibility for the day-to-day management of the international portion of the Worldwide Growth Fund.

     Mr. Saler has over 13 years of experience in international investments. He is a Senior Vice President at ING Pilgrim Investments. He held the same position with Lexington Management Corporation ("LMC"), which he joined in 1986, prior to that firm's acquisition by the parent company of ING Pilgrim Investments in July, 2000. Mr. Saler is a member of an investment management team that manages both Pilgrim Global Corporate Leaders Fund and the Pilgrim International Fund, and he is the lead manager of the latter fund.

     Mr. Schwartz has over 12 years of experience in international investments. He is a Senior Vice President at ING Pilgrim Investments, and was a Vice President with LMC where he began in 1993. Mr. Schwartz is a member of an investment management team that manages both the Pilgrim Global Corporate Leaders Fund and Pilgrim International Fund.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Global Corporate Leaders Fund to Worldwide Growth Fund in exchange for shares of Worldwide Growth Fund. Global Corporate Leaders Fund will distribute the shares of Worldwide Growth Fund received in the exchange to the shareholders of Global Corporate Leaders Fund and then the Global Corporate Leaders Fund will be liquidated.

     After the Reorganization, each shareholder of the Global Corporate Leaders Fund will own shares in Worldwide Growth Fund having an aggregate value equal to the aggregate value of each respective Class of shares in the Global Corporate Leaders Fund held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of each Class of shares of the Global Corporate Leaders Fund will receive shares of the corresponding Class of Global Corporate Leaders Fund. In the interest of economy and convenience, shares of Worldwide Growth Fund generally will not be represented by physical certificates unless requested in writing.

     Until the Closing, shareholders of the Global Corporate Leaders Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Worldwide Growth Fund for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Global Corporate Leaders Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The

Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various Pilgrim Funds. The Pilgrim Fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of a number of the Pilgrim Funds that management believes have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds in the complex, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     The proposed Reorganization was presented to the Board of Directors of Global Corporate Leaders Fund for consideration and approval at a meeting held on November 2, 2000. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Global Corporate Leaders Fund, determined that the interests of the shareholders of Global Corporate Leaders Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Global Corporate Leaders Fund and its shareholders.

     The Reorganization will allow Global Corporate Leaders Fund's shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve an objective of maximum long-term capital APPRECIATION. As shareholders of Worldwide Growth Fund, these shareholders will continue to be able to exchange into other mutual funds in the group of Pilgrim Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the Pilgrim Funds and Classes available after the Reorganization is contained in Appendix D. The Board of Trustees of Worldwide Growth Fund also has approved the reorganization of another fund, ING Global Brand Names Fund, into Worldwide Growth. If shareholders of ING Global Brand Names Fund approve the reorganization, it is expected that that reorganization will occur during the first quarter of 2001.

     BOARD CONSIDERATIONS. The Board of Directors of Pilgrim Global Corporate Leaders Fund in recommending the proposed transaction, considered a number of factors, including the following:

     (1) The plans of management to reduce the overlap in funds in the Pilgrim Fund complex;

     (2) expense ratios and information regarding fees and expenses of Global Corporate Leaders Fund and Worldwide Growth Fund;

     (3) estimates that show that combining the Funds is expected to result in a lower expense ratio because of economies of scale expected to result from an increase in the asset size of the surviving Fund;

     (4) whether the Reorganization would dilute the interests of Global Corporate Leaders Fund's current shareholders;

     (5) the relative investment performance and risks of Worldwide Growth Fund as compared to Global Corporate Leaders Fund;

     (6) the compatibility of Worldwide Growth Fund's investment objectives, policies and restrictions with those of Global Corporate Leaders Fund;

     (7) the costs to be borne by Global Corporate Leaders Fund, Worldwide Growth Fund and ING Pilgrim Investments; and

     (8) the tax-free nature of the Reorganization to the Global Corporate Leaders Fund and its shareholders.

     The Board of Directors also considered the future potential benefits to ING Pilgrim Investments in that it is less likely to incur costs to limit the expenses of the Global Corporate Leaders Fund if the Reorganization is approved.

THE DIRECTORS OF GLOBAL CORPORATE LEADERS FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH WORLDWIDE GROWTH FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Global Corporate Leaders Fund nor its shareholders nor Worldwide Growth Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, Global Corporate Leaders Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of that Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Global Corporate Leaders Fund's shareholders.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, investment adviser to Global Corporate Leaders Fund and Worldwide Growth Fund, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on their relative net asset values immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Worldwide Growth Fund is a series of Pilgrim Mutual Funds, which is a Delaware business trust registered as an open-end, diversified management investment company. Global Corporate Leaders Fund is the only series of Pilgrim Global Corporate Leaders Fund, Inc., a Maryland corporation. The Board of Pilgrim Mutual Funds has eleven trustees, and the Board of Global Corporate Leaders Fund, Inc. has eleven directors. The members of both Boards are identical.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the principal distributor for each of the Funds. The Worldwide Growth Fund also offers Class B, Class C and Class Q shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share Classes by calling (800) 992-0980.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Worldwide Growth Fund pays dividends from net investment income and net capital gains, if any, on an annual basis. Global Corporate Leaders Fund pays dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by Global Corporate Leaders Fund's shareholders, then as soon as practicable before the Closing, Global Corporate Leaders Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000, and on a PRO FORMA basis as of June 30, 2000, giving effect to the Reorganization:

                                                          NET ASSET VALUE     SHARES
                                            NET ASSETS       PER SHARE      OUTSTANDING
                                            ----------       ---------      -----------
GLOBAL CORPORATE LEADERS FUND
  Class A                                  $ 18,648,578        $11.69        1,594,931

WORLDWIDE GROWTH FUND
  Class A                                  $235,341,134        $29.98        7,849,453
  Class B                                  $130,988,092        $33.66        3,891,880
  Class C                                  $239,432,294        $29.92        8,001,360
  Class Q                                  $ 54,417,750        $34.53        1,575,894

PRO FORMA - WORLDWIDE GROWTH FUND
INCLUDING GLOBAL CORPORATE LEADERS FUND
  Class A                                  $253,989,712        $29.98        8,471,972
  Class B                                  $130,988,092        $33.66        3,891,880
  Class C                                  $239,432,294        $29.92        8,001,360
  Class Q                                  $ 54,417,750        $34.53        1,575,894

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about January 24, 2001. Shareholders of the Global Corporate Leaders Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Global Corporate Leaders Fund has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Global Corporate Leaders Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Global Corporate Leaders Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of Global Corporate Leaders Fund that may be presented at the Special Meeting.

VOTING RIGHTS

     Shareholders of the Global Corporate Leaders Fund are entitled to one vote for each whole share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of the Global Corporate Leaders Fund at the close of business on February 26, 2000 (the "Record Date"), will be entitled to be present and give voting instructions for the Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 1,616,264 shares of the Global Corporate Leaders Fund were outstanding and entitled to vote.

     Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Global Corporate Leaders Fund.

     The holders of one-third of the outstanding shares shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the Special Meeting from time to time until a quorum is present, but not for a period exceeding 120 days after the Record Date.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any MATTER. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Global Corporate Leaders Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that broker-dealers that are members of the New York Stock Exchange may vote on items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     To the knowledge of Global Corporate Leaders Fund, as of November 1, 2000, no current Director owned 1% or more of the outstanding shares of the Global Corporate Leaders Fund, and the officers and Directors owned, as a group, less than 1% of the shares of the Global Corporate Leaders Fund.

     Appendix E hereto lists the persons that, as of November 1, 2000, owned beneficially or of record 5% or more of the outstanding shares of any Class of the Global Corporate Leaders Fund or Worldwide Growth Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     Global Corporate Leaders Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy
Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Global Corporate Leaders Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Global Corporate Leaders Fund's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Pilgrim Investments will furnish, without charge, a copy of the most recent Annual Report regarding the Global Corporate Leaders Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Pilgrim at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or at 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        /s/ James M. Hennessy

                                        James M. Hennessy,
                                        Secretary

January 24, 2001
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

                                                                      APPENDIX A

     Set forth below is an excerpt from Worldwide Growth Fund's Annual Report, dated June 30, 2000 regarding the Fund's performance, including a report from the former sub-adviser to the Fund - Nicholas Applegate Capital Management.

     NICHOLAS APPLEGATE CAPITAL MANAGEMENT - PORTFOLIO MANAGEMENT TEAM:
Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Andrew B. Gallagher, Partner, Portfolio Manager; Loretta J. Morris, Partner, Portfolio Manager; Randall S. Kahn, CFA, Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Melisa A. Grigolite, Portfolio Manager.

     GOAL: The Worldwide Growth Fund (the "Fund" or "Worldwide Growth") seeks to maximize long-term capital appreciation through investments in growth-oriented companies around the world, regardless of geographic location.

     MARKET OVERVIEW: A number of factors contributed to the positive environment for global investing during the twelve-month period ended June 30, 2000.

     In the U.S., strong corporate profits and investor confidence in the durability of the economic expansion sent stocks higher in spite of rising interest rates and volatility. For the twelve months ended June 30, 2000, the S&P 500 Index rose 7.2% and the tech-heavy Nasdaq Composite Index advanced 47.7%.

     In response to a booming U.S. GDP growth, the Federal Reserve increased short-term interest rates a total of 1.75% on six separate occasions from June 1999 through May 2000. Following a spring correction in the technology sector, renewed optimism that the Federal Reserve Bank may be close to completing its round of rate hikes drove equity prices higher in June 2000. During the month, most U.S. stock indexes posted positive returns, led by the Nasdaq, which was up 16.6%.

     Amid acceleration in GDP growth in many of its member countries, the European Central Bank also increased rates a total of 1.75% on five separate occasions during the fiscal year.

     Increased productivity, the technology revolution, and structural reform propelled international stock markets higher during the twelve-month period, despite rising rates. The MSCI EAFE Index gained 17.2% in the period, after advancing 22.2% during the second half of 1999. In the first six months of 2000, equities overseas moved in tandem with the U.S. market, falling in response to concerns over higher interest rates, inflation, and higher valuations among technology stocks.

     PERFORMANCE: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 42.43% versus 12.53% for the MSCI World Index for the same period. For the one year ended June 30, 2000, the Fund's Class Q shares provided a total return of 42.63% versus 12.53% for the MSCI World Index for the same period.

     PORTFOLIO SPECIFICS: The Fund's strong performance was largely attributable to stock selection in the U.S., although stock selection in Japan, the U.K., and Canada also positively impacted results. Strong domestic performers included computer hardware manufacturer, Sun Microsystems; systems and business applications software provider, Oracle Corporation; and Genentech, a biotechnology firm. Other top-performing holdings were U.K.-based ARM Holdings, a microprocessor designer, and Nortel Networks, a Canadian telecommunications company.

     During the period, on a stock-specific basis, we significantly increased the fund's exposure to technology, reflecting our conviction in this sector's compelling long-term growth potential.

     MARKET OUTLOOK: We remain optimistic in our outlook for global investing as we continue to identify high-growth companies poised to benefit from positive change. Favorable themes such as increased international trade, deregulation, and restructuring should all bode well for the Worldwide Growth Fund.

                                     CLASS A

                                 4/19/93    6/93     6/94     6/95     6/96     6/97     6/98     6/99   6/30/00
                                 -------    ----     ----     ----     ----     ----     ----     ----   -------
Pilgrim Worldwide Growth Fund
  Class A With Sales Charge       10,000    9,925   11,071   11,807   14,296   17,279   21,621   29,815   42,464
Pilgrim Worldwide Growth Fund
  Class A Without Sales Charge    10,000   10,528   11,744   12,524   15,165   18,329   22,936   31,628   45,045
MSCI World Index                  10,000   10,148   11,241   12,501   14,876   18,269   21,459   24,909   28,032

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2000

                                                               SINCE INCEPTION OF  SINCE INCEPTION OF
                                                                 CLASS A AND C          CLASS B
                                             1 YEAR   5 YEARS       4/19/93             5/31/95
                                             ------   -------       -------             -------
Including Sales Charge:
   Class A (1)                               34.24%    27.66%        22.24%                 --
   Class B (2)                               36.54%    28.27%           --                28.20%
   Class C (3)                               40.48%    28.37%        22.48%                 --

Excluding Sales Charge:
   Class A                                   42.43%    29.17%        23.25%                 --
   Class B                                   41.54%    28.42%           --                28.27%
   Class C                                   41.48%    28.37%        22.48%                 --

MSCI World Index(6)                          12.53%    17.53%        15.47%(4)            17.21%(5)

----------
(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.
(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.
(4)  Since inception performance for the index is shown from 05/01/03.
(5)  Since inception performance for the index is shown from 06/01/95.
(6) The MSCI World Index consists of more than 1,400 securities located in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

                                     CLASS Q

                                        8/31/95    6/96     6/97     6/98     6/99    6/30/00
                                        -------    ----     ----     ----     ----    -------
Pilgrim Worldwide Growth Fund Class Q    10,000   11,376   13,792   17,328   23,956    34,168
MSCI World Index                         10,000   11,586   14,229   16,714   19,401    21,833

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                           PERIOD ENDED JUNE 30, 2000
                            SINCE INCEPTION 11/22/99

                                                                 SINCE INCEPTION
                                                    1 YEAR           8/31/95
                                                    ------           -------
     Class Q                                        142.63%           28.90%
     MSCI World Index                                12.53%           17.53%

     Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Worldwide Growth Fund against the Morgan Stanley Capital International (MSCI) World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

     Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     THIS LETTER CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE
"FORWARD-LOOKING" STATEMENTS.

     THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS OF JUNE 30, 2000. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

     Portfolio holdings are subject to change daily.

     PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic.

     The Fund may invest in companies located in countries with emerging securities markets when the sub-advisor believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 2nd day of November, 2000, by and between Pilgrim Mutual Funds (the "Pilgrim Trust"), a Delaware business trust with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, Pilgrim Worldwide Growth Fund (the "Acquiring Fund"), and Pilgrim Global Corporate Leaders Fund, Inc. (the "Pilgrim Fund"), a Maryland corporation with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its sole series, Pilgrim Global Corporate Leaders Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Pilgrim Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Pilgrim Fund, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1, (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to Class A Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2. The net asset value of a Class A Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3. The number of the Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be February 23, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2. The Acquired Fund shall direct Brown Brothers Harriman & Co., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Pilgrim Fund, the Pilgrim Fund represents and warrants to Pilgrim Trust as follows:

          (a) The Acquired Fund is duly organized as a series of Pilgrim Fund, which is a corporation duly organized, and validly existing and in good standing under the laws of the State of Maryland with power under Pilgrim Fund's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Pilgrim Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Pilgrim Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Pilgrim Fund on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Pilgrim Fund on behalf of the Acquired Fund is a party or by which it is bound;

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by Pilgrim Trust on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Pilgrim Fund on behalf of the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at December 31, 1999 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) Since December 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Pilgrim Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Pilgrim Fund on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

          (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been disclosed to the Pilgrim Fund in a written instrument executed by an officer of Pilgrim Trust, Pilgrim Trust represents and warrants to Pilgrim Fund as follows:

          (a) The Acquiring Fund is duly organized as a series of Pilgrim Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under Pilgrim Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) Pilgrim Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Pilgrim Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Pilgrim Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Pilgrim Trust on behalf of the Acquiring Fund is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by Pilgrim Fund on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund's business. Pilgrim Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and portfolio of Investments of the Acquiring Fund at June 30, 2000, have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (i) Since June 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Pilgrim Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Class A Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

          (o) The information to be furnished by Pilgrim Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to the Pilgrim Trust, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Class A Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A Acquiring Fund Shares received at the Closing.

     5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. Pilgrim Trust on behalf of the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Pilgrim Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) Pilgrim Fund's, on behalf of the Acquired Fund's, title to and possession of the Acquired Fund's shares to be delivered hereunder, and (b) the Pilgrim Trust's on behalf of the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Pilgrim Fund on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Pilgrim Fund's election, to the performance by the Pilgrim Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Pilgrim Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. Pilgrim Trust shall have delivered to the Pilgrim Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Pilgrim Fund and dated as of the Closing Date, to the effect that the representations and warranties of Pilgrim Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Pilgrim Fund shall reasonably request;

     6.3. Pilgrim Trust on behalf of the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Pilgrim Trust on behalf of the Acquiring Fund on or before the Closing Date; and

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of Pilgrim Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at Pilgrim Trust's election to the performance by Pilgrim Fund on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of Pilgrim Fund on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Pilgrim Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Pilgrim Fund;

     7.3. The Pilgrim Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Pilgrim Trust and dated as of the Closing Date, to the effect that the representations and warranties of Pilgrim Fund on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Pilgrim Trust shall reasonably request;

     7.4. The Pilgrim Fund on behalf of Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Pilgrim Fund on behalf of the Acquired Fund on or before the Closing Date;

     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Pilgrim Trust on behalf of the Acquired Fund or Pilgrim Trust on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Pilgrim Fund's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the Pilgrim Fund may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Pilgrim Trust or the Pilgrim Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received the opinion of Dechert addressed to the Pilgrim Fund and the Pilgrim Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of Pilgrim Trust and the Pilgrim Fund. Notwithstanding anything herein to the contrary, neither Pilgrim Trust nor the Pilgrim Fund may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1. Pilgrim Trust on behalf of the Acquiring Fund and Pilgrim Fund on behalf of the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1. Pilgrim Trust and the Pilgrim Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  Termination

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Pilgrim Fund and Pilgrim Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Pilgrim Trust or to the Pilgrim Fund, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Pilgrim Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Pilgrim Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party, as provided for in the Declaration of Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                     PILGRIM MUTUAL FUNDS on behalf of
Attest:                              its PILGRIM WORLDWIDE GROWTH FUND series

                                     By:
---------------------------------        ---------------------------------------
SECRETARY
                                     Title:
                                           -------------------------------------

                                     PILGRIM GLOBAL CORPORATE LEADERS FUND, INC.
Attest:

                                     By:
---------------------------------        ---------------------------------------
SECRETARY
                                     Title:
                                           -------------------------------------

                                                                      APPENDIX C

         ADDITIONAL INFORMATION REGARDING PILGRIM WORLDWIDE GROWTH FUND
                                  (THE "FUND")

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to only one Class of the Fund:
Class A. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to the Global Corporate Leaders Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of the Global Corporate Leaders Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund are shown and contrasted in the chart below.

                                                                  CLASS A
                                                                  -------
     Maximum Initial Sales Charge on Purchases                    5.75%(1)
     Contingent Deferred Sales Charge ("CDSC")                    None(2)
     Annual Distribution (12b-1) and Service Fees                 0.35%
     Maximum Purchase                                             Unlimited
     Automatic Conversion to Class A                              N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares. See "Class A Shares: Initial Sales Charge Alternative."

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                                  AS A % OF THE      AS A %
     YOUR INVESTMENT                              OFFERING PRICE     OF NAV
     ---------------                              --------------     ------
     Less than $50,000                                 5.75%          6.10%
     $50,000 - $99,999                                 4.50%          4.71%
     $100,000 - $249,999                               3.50%          3.63%
     $250,000 - $499,999                               2.50%          2.56%
     $500,000 - $1,000,000                             2.00%          2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                        PERIOD DURING WHICH
     YOUR INVESTMENT                           CDSC         CDSC APPLIES
     ---------------                           ----         ------------
     $1,000,000 - $2,499,999                   1.00%          2 years
     $2,500,000 - $4,999,999                   0.50%           1 year
     $5,000,000 and over                       0.25%           1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of Global Corporate Leaders Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% from the date of purchase of the original shares of the Global Corporate Leaders Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Fund complex or ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales CHARGE. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Fund complex or ING Funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

     RULE 12B-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc., (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that Class):

                            SERVICING FEE    DISTRIBUTION FEE
                            -------------    ----------------
     Class A                   0.25%              0.10%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

     The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for pre-authorized retirement plan is $100 plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any Class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt ORGANIZATIONS. State Street Bank & Trust Company ("State Street") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. State Street currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in the Fund's Prospectus under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your OWNERSHIP. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at
(800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of the Fund may generally be exchanged for shares of that same Class of any other open-end Pilgrim Fund without payment of any additional sales charge. In most instances if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund or ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

     Exchanges of shares are sales and may result in a gain or loss for federal and state income tax PURPOSES. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The adviser may prohibit excessive exchanges (more than four per YEAR). The adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the FUND. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A account in the Fund invested into a Pilgrim Fund or ING Fund which offers Class A shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those SHARES. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

PILGRIM WORLDWIDE GROWTH FUND                               FINANCIAL HIGHLIGHTS

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information has been audited by other independent auditors.

                                                   CLASS A                                            CLASS B
                               ----------------------------------------------   ----------------------------------------------
                                       THREE                                            THREE                          MAY 31,
                               YEAR    MONTHS                                   YEAR    MONTHS                         1995(2)
                               ENDED   ENDED                                    ENDED   ENDED                            TO
                               JUNE    JUNE         YEAR ENDED MARCH 31,        JUNE    JUNE     YEAR ENDED MARCH 31,  MARCH
                                30,     30,     ----------------------------     30,     30,     --------------------    31,
                               2000    1999(1)  1999    1998    1997    1996    2000    1999(1)  1999    1998    1997   1996
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period       $    23.58   21.39   19.33   16.88   16.57   14.29    26.64   24.21   20.10   16.02   14.34   12.50
Income from investment
operations:
Net investment income
(loss)                    $    (0.15)     --   (0.02)   0.04   (0.16)  (0.07)   (0.28)  (0.03)  (0.08)  (0.17)  (0.14)  (0.05)
Net realized and
unrealized gains (loss)
on investments            $     9.62    2.19    5.78    5.33    2.20    2.86    10.76    2.46    6.25    5.44    1.82    1.89
Total from investment
operations                $     9.47    2.19    5.76    5.37    2.04    2.79    10.48    2.43    6.17    5.27    1.68    1.84
Less distributions from:
Net investment income     $       --      --    0.06      --      --    0.12       --      --    0.01      --      --      --
Net realized gains on
investments               $     3.07      --    3.64    2.92    1.73    0.39     3.46      --    2.05    1.19      --      --
Net asset value, end of
period                    $    29.98   23.58   21.39   19.33   16.88   16.57    33.66   26.64   24.21   20.10   16.02   14.34
  TOTAL RETURN(3):        %    42.43   10.24   33.56   34.55   12.51   19.79    41.54   10.04   32.74   34.03   11.72   14.72

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (000's)            $  235,341  66,245  49,134  38,647  24,022  23,481  130,988  27,938  18,556  10,083   5,942   1,972
Ratios to average net
assets:
Net expenses after
expense
reimbursement(4)(5)       %     1.67    1.75    1.86    1.86    1.85    1.85     2.32    2.40    2.51    2.51    2.50    2.50
Gross expenses prior to
expense reimbursement(4)  %     1.67    1.75    2.02    2.21    2.17    2.17     2.32    2.40    2.67    2.70    4.81    9.50
Net investment income
(loss) after expense
reimbursement(4)(5)       %    (0.79)  (0.03)  (0.62)  (0.69)  (0.93)  (0.35)   (1.44)  (0.68)  (1.31)  (1.37)  (1.62)  (1.28)
Portfolio turnover        %      169      57     247     202     182     132      169      57     247     202     182     132

                                                   CLASS C                                             CLASS Q
                               -----------------------------------------------   ------------------------------------------------
                                        THREE                                            THREE                            MAY 31,
                               YEAR     MONTHS                                   YEAR    MONTHS                           1995(2)
                               ENDED    ENDED                                    ENDED   ENDED                              TO
                               JUNE     JUNE         YEAR ENDED MARCH 31,        JUNE    JUNE     YEAR ENDED MARCH 31,    MARCH
                                30,      30,     ----------------------------     30,     30,     --------------------      31,
                               2000     1999(1)  1999    1998    1997    1996    2000    1999(1)  1999    1998    1997     1996
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period       $    23.69    21.52   19.05   16.92   16.76   14.44    27.12   24.59   19.63   15.00   13.27     12.50
Income from investment
operations:
Net investment income
(loss)                    $    (0.33)   (0.04)  (0.20)  (0.19)  (0.28)  (0.21)   (0.16)   0.01    0.22   (0.11)   0.01     (0.04)
Net realized and
unrealized gains (loss)
on investments            $     9.65     2.21    5.83    5.41    2.23    2.92    11.11    2.52    6.15    5.29    1.72      0.81
Total from investment
operations                $     9.32     2.17    5.63    5.22    1.95    2.71    10.95    2.53    6.37    5.18    1.73      0.77
Less distributions from:
Net investment income     $       --       --    0.01      --      --    0.01       --      --    0.15      --      --        --
Net realized gains on
investments               $     3.09       --    3.15    3.09    1.79    0.38     3.54      --    1.26    0.55      --        --
Net asset value, end of
period                    $    29.92    23.69   21.52   19.05   16.92   16.76    34.53   27.12   24.59   19.63   15.00     13.27
TOTAL RETURN: (3)         %    41.48    10.08   32.73   33.72   11.81   18.95    42.63   10.29   33.97   35.11   12.87      6.32

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's)                   $  239,432  111,250  98,470  84,292  70,345  71,155   54,418  14,870   7,320     645     642         1
Ratios to average net
assets:
Net expenses after
expense
reimbursement(4)(5)       %     2.32     2.40    2.51    2.51    2.50    2.50     1.57    1.55    1.59    1.61    1.61      1.60
Gross expenses prior to
expense reimbursement(4)  %     2.32     2.40    2.67    2.77    2.61    2.57     1.57    1.55    1.76    3.75   34.99  3,232.53
Net investment income
(loss) after expense
reimbursement(4)(5)       %    (1.44)   (0.68)  (1.28)  (1.34)  (1.57)  (0.99)   (0.69)   0.17    0.17   (0.47)  (0.91)    (0.50)
Portfolio turnover        %      169       57     247     202     182     132      169      57     247     202     182       132

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                                                                      APPENDIX D

The following is a list of the Pilgrim Funds and ING Funds, which are managed by an affiliate of ING Pilgrim Investments, and the classes of shares of each Fund that are expected to be offered at or shortly after the Reorganization:

FUND                                                         CLASSES OFFERED
----                                                         ---------------
ING FUNDS
U.S. EQUITY
Internet Fund                                                A, B and C
Tax Efficient Equity Fund                                    A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                         A, B and C
Global Communications Fund                                   A, B and C
Global Information Technology Fund                           A, B and C

FIXED INCOME
High Yield Bond Fund                                         A, B and C
Intermediate Bond Fund                                       A, B and C
Money Market Fund                                            A, B, C and I
National Tax-Exempt Bond Fund                                A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                                A, B, C, Q and T
Bank and Thrift Fund                                         A and B
Convertible Fund                                             A, B, C and Q
Corporate Leaders Trust Fund                                 A
Growth and Income Fund                                       A, B, C and Q
Growth + Value Fund                                          A, B, C and Q
Growth Opportunities Fund                                    A, B, C, Q, I and T
LargeCap Growth Fund                                         A, B, C and Q
MagnaCap Fund                                                A, B, C, Q and M
MidCap Growth Fund                                           A, B, C and Q
MidCap Opportunities Fund                                    A, B, C, Q and I
Research Enhanced Index Fund                                 A, B, C, Q and I
SmallCap Growth Fund                                         A, B, C and Q
SmallCap Opportunities Fund                                  A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                     A, B and M
Emerging Countries Fund                                      A, B, C and Q
Gold Fund                                                    A
International Fund                                           A, B, C and Q
International Core Growth Fund                               A, B, C and Q
International SmallCap Growth Fund                           A, B, C and Q
International Value Fund                                     A, B, C and Q
Troika Dialog Russia Fund                                    A
Worldwide Growth Fund                                        A, B, C and Q

FIXED INCOME
GNMA Income Fund                                             A, B, C, Q, M and T
High Yield Fund                                              A, B, C, Q and M
High Yield Fund II                                           A, B, C, Q and T
Lexington Money Market Trust                                 A
Pilgrim Money Market Fund                                    A, B and C
Strategic Income Fund                                        A, B, C and Q

                                                                      APPENDIX E

     As of November 1, 2000, no persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Worldwide Growth Fund.

     As of November 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Global Corporate Leaders Fund:

                                                         % OF CLASS             % OF FUND               % OF FUND
                                                           BEFORE                 BEFORE                   AFTER
NAME AND ADDRESS                 CLASS                 REORGANIZATION          REORGANIZATION          REORGANIZATION
----------------                 -----                 --------------          --------------          --------------
Lexington                        Class A
Management Corp.                 Record Holder              18.80%                 18.80%                   1.19%
FBO Southeastern Assoc
Attn: Lorraine Kimble
Park 80 West Plaza II
Saddlebrook, NJ 07662

                                     PART B

                              PILGRIM MUTUAL FUNDS

     -----------------------------------------------------------------------

                       Statement of Additional Information
                                December 29, 2000

     -----------------------------------------------------------------------

Acquisition of the Assets and Liabilities of                       By and in Exchange for Shares of
Pilgrim Global Corporate Leaders Fund                              Pilgrim Worldwide Growth Fund
(a series of Pilgrim Global Corporate Leaders Fund, Inc.)          (a series of Pilgrim Mutual Funds)
7337 East Doubletree Ranch Road                                    7337 East Doubletree Ranch Road
Scottsdale, Arizona  85258                                         Scottsdale, Arizona  85258

This Statement of Additional Information is available to the Shareholders of Pilgrim Global Corporate Leaders Fund in connection with a proposed transaction whereby all of the assets and liabilities of Global Corporate Leaders Fund, a series of Pilgrim Global Corporate Leaders Fund, Inc. will be transferred to Pilgrim Worldwide Growth Fund, a series of Pilgrim Mutual Funds, in exchange for shares of Pilgrim Worldwide Growth Fund.

This Statement of Additional Information of the Pilgrim Mutual Funds consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim Global Corporate Leaders Fund dated July 31, 2000, as filed on July 26, 2000 and for Pilgrim Worldwide Growth Fund dated November 1, 2000, as filed on November 1, 2000.

2. The Financial Statements of Pilgrim Worldwide Growth Fund are included in the Annual Report of Pilgrim Mutual Funds dated June 30, 2000, as filed on September 7, 2000.

3. The Financial Statements of Pilgrim Global Corporate Leaders Fund are included in the Annual Report of Pilgrim Global Corporate Leaders Fund, Inc. dated December 31, 1999, as filed on March 6, 2000.

4. The Financial Statement of Pilgrim Global Corporate Leaders Fund are included in the Semi-Annual Report of Pilgrim Global Corporate Leaders Fund, Inc. dated June 30, 2000, as filed on August 31, 2000.

This Statement of Additional Information is not a Prospectus. A Proxy Statement/Prospectus dated January 24, 2000 relating to the Reorganization of Pilgrim Global Corporate Leaders Fund and Pilgrim Worldwide Growth may be obtained, without charge, by writing to Pilgrim at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or calling (800) 992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each fund and pro forma financial statements for the Combined Fund, assuming the reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and proforma figures for the Combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the Combined Fund. The third table presents Portfolios of Investments for each Fund (unaudited) and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)

                                                                                                      Worldwide
                                                     Worldwide         Global                          Growth
                                                      Growth          Corporate      Pro Forma          Fund
                                                       Fund            Leaders      Adjustments      (Pro Forma)
                                                   -------------    -------------  -------------    -------------
ASSETS:
Investments in securities at market value*         $ 639,095,933    $ 17,390,965                    $ 656,486,898
Short-term investments at amortized cost              27,281,000              --                       27,281,000
Foreign Currency                                             398              --                        1,043,948
Cash                                                      23,559       1,043,550                           23,559
Receivables:
  Fund shares sold                                     4,498,998         310,053                        4,809,051
  Dividends and interest                                 622,494          26,683                          649,177
  Investment securities sold                           8,129,229              --                        8,129,229
Prepaid expenses                                          92,703              --                           92,703
                                                   -------------    ------------    ----------      -------------
       Total Assets                                  679,744,314      18,771,251                      698,515,565
                                                   -------------    ------------    ----------      -------------
LIABILITIES:
Payable for investment securities purchased           15,496,676              --                       15,496,676
Payable for fund shares redeemed                       2,898,211          42,980                        2,941,191
Payable to affiliate                                     902,056          15,033                          917,089
Other accrued expenses and liabilities                   268,101          64,660                          332,761
                                                   -------------    ------------    ----------      -------------
       Total Liabilities                              19,565,044         122,673                       19,687,717
                                                   -------------    ------------    ----------      -------------
NET ASSETS                                         $ 660,179,270    $ 18,648,578                    $ 678,827,848
                                                   =============    ============    ==========      =============
NET ASSETS CONSIST OF:
  Paid-in capital                                  $ 518,940,603    $ 11,960,513                    $ 530,901,116
  Undistributed net investment loss                           --         (80,335)                         (80,335)
  Accumulated net realized gain on investments        16,761,834       1,274,999                       18,036,833
  Net unrealized appreciation (depreciation)
    of investments                                   124,476,833       5,493,401                      129,970,234
                                                   -------------    ------------    ----------      -------------
  Net Assets                                       $ 660,179,270    $ 18,648,578    $       --      $ 678,827,848
                                                   =============    ============    ==========      =============
CLASS A:
  Net Assets                                       $ 235,341,134    $ 18,648,578                    $ 253,989,712
  Shares outstanding                                   7,849,453       1,594,931      (972,412)(A)      8,471,972
  Net asset value and redemption price per share   $       29.98    $      11.69                    $       29.98
  Maximum offering price per share                 $       31.81    $      11.69                    $       31.81
CLASS B:
  Net Assets                                       $ 130,988,092             N/A                    $ 130,988,092
  Shares outstanding                                   3,891,880             N/A                        3,891,880
  Net asset value and redemption price per share   $       33.66             N/A                    $       33.66
  Maximum offering price per share                 $       33.66             N/A                    $       33.66
CLASS C:
  Net Assets                                       $ 239,432,294             N/A                    $ 239,432,294
  Shares outstanding                                   8,001,360             N/A                        8,001,360
  Net asset value and redemption price per share   $       29.92             N/A                    $       29.92
  Maximum offering price per share                 $       29.92             N/A                    $       29.92
CLASS Q:
  Net Assets                                       $  54,417,750             N/A                    $  54,417,750
  Shares outstanding                               $   1,575,894             N/A                        1,575,894
  Net asset value and redemption price per share   $       34.53             N/A                    $       34.53
  Maximum offering price per share                 $       34.53             N/A                    $       34.53

* Cost of Securities                               $ 514,610,089    $ 23,598,340                    $ 538,208,429
** Foreign Currency                                $         397    $         --                    $         397

(A) Reflects new shares issued, net of retired shares of the Fund. (Calculation: Net Assets / NAV per share)

       See Accompanying Notes to Unaudited Pro Forma Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                                          Worldwide
                                                     Worldwide         Global                              Growth
                                                      Growth          Corporate        Pro Forma            Fund
                                                       Fund            Leaders        Adjustments        (Pro Forma)
                                                   -------------    -------------    -------------      -------------
                                                    Year Ended       Year Ended       Year Ended         Year Ended
                                                     June 30,         June 30,         June 30,           June 30,
                                                       2000             2000             2000               2000
                                                   -------------    -------------    -------------      -------------
INVESTMENT INCOME:
  Dividends, net of foreign taxes                  $   2,256,981    $     166,578                       $   2,423,559
  Interest                                             1,470,882           33,669                           1,504,551
                                                   -------------    -------------    -------------      -------------
       Total investment income                         3,727,863          200,247                           3,928,110
                                                   -------------    -------------    -------------      -------------
EXPENSES:
  Investment management fees                           4,327,642          180,545               --          4,508,187
  Distribution expenses
     Class A                                             515,322               --           63,106 (A)        578,428
     Class B                                             770,751               --                             770,751
     Class C                                           1,751,460               --                           1,751,460
     Class Q                                              94,045               --                              94,045
  Transfer agent and registrar fees                      628,483           34,946                             663,429
  Shareholder Reporting                                  160,859               --                             160,859
  Registration and filing fees                            43,713           11,889           (5,945)(B)         49,657
  Recordkeeping and pricing fees                          76,299               --                              76,299
  Professional fees                                       51,263           43,213          (34,570)(B)         59,906
  Custodian fees                                         271,713            1,346                             273,059
  Shareholder servicing fees                              24,761               --                              24,761
  Directors' fees                                         18,000           39,979          (14,400)(B)         43,579
  Insurance                                                2,281               --                               2,281
  Accounting expenses                                         --           11,104          (11,104)(C)             --
  Computer processing fees                                    --            8,176           (8,176)(C)             --
  Miscellaneous                                          126,776           22,837                             149,613
  Interest and credit facility fee                         4,496               --                               4,496
                                                   -------------    -------------    -------------      -------------
       Net expenses                                    8,867,864          354,035          (11,089)         9,210,810
                                                   -------------    -------------    -------------      -------------
       Net investment income (loss)                   (5,140,001)        (153,788)          11,089         (5,282,700)
                                                   -------------    -------------    -------------      -------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized gain from:
       Investments                                    32,664,018        1,399,652                          34,063,670
       Foreign Currency transactions                  (1,744,754)          (1,766)                         (1,746,520)
  Net change in unrealized appreciation
    (depreciation) of:
       Investments                                    91,768,013        2,080,801                          93,848,814
  Translation of other assets, liabilities
    and forward contracts denominated in
    foreign currencies                                    24,751            1,427                              26,178
                                                   -------------    -------------    -------------      -------------
  Net loss from investments                          122,712,028        3,480,114               --        126,192,142
                                                   -------------    -------------    -------------      -------------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                 $ 117,572,027    $   3,326,326    $      11,089      $ 120,909,442
                                                   =============    =============    =============      =============

(A)  Reflects adjustment in expenses due to effects of 12b-1 plan rate.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.
(C)  Reflects adjustment to concur with Pilgrim expense structure.

       See Accompanying Notes to Unaudited Pro Forma Financial Statements

--------------------------------------------------------------------------------
Portfolio of Investments*
As of June 30, 2000
--------------------------------------------------------------------------------

                       Worldwide                                                                                     Worldwide
 Worldwide   Global     Growth                                                           Worldwide       Global       Growth
   Growth   Corporate    Fund                                                              Growth      Corporate       Fund
    Fund     Leaders  (Pro Forma)                                                           Fund        Leaders     (Pro Forma)
   Shares    Shares     Shares                                                          Market Value  Market Value  Market Value
-----------  -------  -----------                                                       ------------  -----------   ------------
                                      COMMON STOCK:  96.42%

                                      AUSTRALIA: 0.39%
     41,700   27,800       69,500     News Corp., LTD. ADR                              $  2,272,650  $   383,909  $  2,656,559
                                                                                        ------------  -----------  ------------
                                      BELGIUM: 0.46%
     58,900                58,900     Fortis (B)                                           1,713,946                  1,713,946
     32,000                32,000  @  Lernout & Hauspie Speech Products                    1,410,000                  1,410,000
                                                                                        ------------  -----------  ------------
                                                                                           3,123,946           --     3,123,946
                                                                                        ------------  -----------  ------------
                                      BRAZIL: 0.75%
     65,800                65,800     Petroleo Brasileiro SA ADR                           1,987,917                  1,987,917
     60,211                60,211     Tele Norte Leste Participacoes ADR                   1,422,485                  1,422,485
     17,000                17,000     Telecomunicacoes Brasileiras SA ADR                  1,651,125                  1,651,125
                                                                                        ------------  -----------  ------------
                                                                                           5,061,527           --     5,061,527
                                                                                        ------------  -----------  ------------
                                      CANADA: 5.60%
    167,200               167,200     Abitibi-Consolidated, Inc.                           1,567,500                  1,567,500
    138,800               138,800  @  Anderson Exploration, Ltd.                           2,522,784                  2,522,784
     21,000                21,000  @  Ballard Power Systems, Inc.                          1,886,062                  1,886,062
     42,600                42,600  @  Biovail Corp.                                        2,361,637                  2,361,637
     68,700                68,700     Bombardier, Inc.                                     1,866,041                  1,866,041
     19,400                19,400  @  C-Mac Industries, Inc.                                 917,568                    917,568
               4,200        4,200     Four Seasons Hotels, Inc                                            262,771       262,771
     33,000                33,000     Magna Int'l, Inc.                                    1,550,777                  1,550,777
    278,300               278,300     Nortel Networks Corp.                               18,993,975                 18,993,975
     73,500                73,500  @  Precision Drilling Corp.                             2,838,937                  2,838,937
     42,000                42,000  @  QLT, Inc.                                            3,247,125                  3,247,125
                                                                                        ------------  -----------  ------------
                                                                                          37,752,406      262,771    38,015,177
                                                                                        ------------  -----------  ------------
                                      CHINA: 0.26%
      5,000                 5,000  @  PetroChina Co., Ltd. ADR                               104,687                    104,687
  8,000,000             8,000,000  @  PetroChina Co., Ltd.                                 1,662,498                  1,662,498
                                                                                        ------------  -----------  ------------
                                                                                           1,767,185           --     1,767,185
                                                                                        ------------  -----------  ------------
                                      DENMARK: 0.34%
     34,600                34,600     Tele Danmark AS                                      2,328,595                  2,328,595
                                                                                        ------------  -----------  ------------
                                      FINLAND: 3.08%
     43,200                43,200     Helsingin Puhelin OYJ                                4,231,536                  4,231,536
    283,800               283,800     Nokia OYJ ADR                                       14,172,262                 14,172,262
     55,000                55,000     Sonera Group OYJ                                     2,507,281                  2,507,281
                                                                                        ------------  -----------  ------------
                                                                                          20,911,079           --    20,911,079
                                                                                        ------------  -----------  ------------
                                      FRANCE: 6.02%
     48,300                48,300     Accor SA                                             1,979,589                  1,979,589
     82,600                82,600     Alcatel SA                                           5,417,560                  5,417,560
     61,700                61,700     Alstom                                               1,667,600                  1,667,600
     44,100                44,100     Aventis SA                                           3,218,718                  3,218,718
     16,500    2,630       19,130     Axa                                                  2,599,171      415,980     3,015,151
      3,626                 3,626  @  Bouygues SA                                          2,423,220                  2,423,220
               1,020        1,020     Cap Gemini SA                                                       180,397       180,397
     17,300                17,300     Groupe Danone                                        2,295,767                  2,295,767
     40,000                40,000     Lagardere S.C.A.                                     3,055,040                  3,055,040
     83,800                83,800     Rhodia SA                                            1,408,068                  1,408,068
               4,700        4,700     Schlumberger, Ltd.                                                  350,737       350,737
     74,000                74,000     Societe Television Francaise 1                       5,157,289                  5,157,289
     63,800                63,800     ST Microelectronics NV                               4,095,162                  4,095,162
     26,770                26,770     Total Fina Elf SA                                    4,104,505                  4,104,505
     23,600    4,500       28,100     Vivendi (EX-Generale des Eaux)                       2,082,984      398,797     2,481,781
                                                                                        ------------  -----------  ------------
                                                                                          39,504,673    1,345,911    40,850,584
                                                                                        ------------  -----------  ------------
                                      GERMANY: 2.48%
               2,211        2,211     DaimlerChrysler AG                                                  116,781       116,781
               4,804        4,804     Deutsche Bank AG                                                    396,496       396,496
     69,900                69,900     Deutsche Lufthansa AG                                1,631,635                  1,631,635
     71,500                71,500     Dresdner Bank AG                                     2,894,268                  2,894,268
     45,800                45,800     EM.TV & Merchandising AG                             2,710,966                  2,710,966
     41,700                41,700  @  Infineon Technologies AG                             3,399,859                  3,399,859
      7,400                 7,400  @  Intershop Communications AG                          3,384,030                  3,384,030
     13,500                13,500     Siemens AG                                           2,020,909                  2,020,909
               6,500        6,500     Volkswagen AG                                                       248,610       248,610
                                                                                        ------------  -----------  ------------
                                                                                          16,041,667      761,887    16,803,554
                                                                                        ------------  -----------  ------------
                                      HONG KONG: 0.44%
    107,800               107,800     Hutchison Whampoa                                    1,355,192                  1,355,192
    830,000               830,000  @  Pacific Century CyberWorks, Ltd.                     1,639,664                  1,639,664
                                                                                        ------------  -----------  ------------
                                                                                           2,994,856           --     2,994,856
                                                                                        ------------  -----------  ------------
                                      ISRAEL: 0.66%                                                                           -
     80,500                80,500     Teva Pharmaceutical ADR                              4,462,719                  4,462,719
                                                                                        ------------  -----------  ------------
                                      ITALY: 1.15%
    279,600               279,600     Alleanza Assicurazioni SPA                           3,723,731                  3,723,731
    298,400               298,400     ENI SPA                                              1,723,539                  1,723,539
  1,706,000             1,706,000  @  Finmeccanica SPA                                     2,345,354                  2,345,354
                                                                                        ------------  -----------  ------------
                                                                                           7,792,624           --     7,792,624
                                                                                        ------------  -----------  ------------

--------------------------------------------------------------------------------
Portfolio of Investments*
As of June 30, 2000
--------------------------------------------------------------------------------

                       Worldwide                                                                                      Worldwide
 Worldwide   Global     Growth                                                           Worldwide        Global       Growth
   Growth   Corporate    Fund                                                              Growth       Corporate       Fund
    Fund     Leaders  (Pro Forma)                                                           Fund         Leaders     (Pro Forma)
   Shares    Shares     Shares                                                          Market Value   Market Value  Market Value
-----------  -------  -----------                                                       ------------   -----------   ------------
                                      JAPAN: 8.79%
               9,000        9,000     Canon, Inc                                                          449,143       449,143
     90,000                90,000     Daikin Industries, Ltd.                              2,090,853                  2,090,853
     35,000                35,000     Fanuc, Ltd.                                          3,559,210                  3,559,210
    118,000               118,000     Fujitsu, Ltd.                                        4,081,429                  4,081,429
               6,000        6,000     Ito-Yokado Company, Ltd.                                            361,810       361,810
    518,000               518,000     Japan Airlines Co., Ltd.                             1,967,429                  1,967,429
      7,100                 7,100     Kyocera Corp.                                        1,203,798                  1,203,798
    371,000               371,000     Mitsubishi Electric Corp.                            4,014,024                  4,014,024
    185,000               185,000     Mitsui Fudosan Co., Ltd.                             2,005,089                  2,005,089
     88,000   18,000      106,000     NEC Corp.                                            2,761,793      566,533     3,328,326
    185,000               185,000     Nippon Sheet Glass Co., Ltd.                         2,570,001                  2,570,001
             129,000      129,000     Nippon Steel Corp.                                                  271,896       271,896
        250       37          287     Nippon Telegraph & Telephone Co., Ltd.               3,322,181      493,093     3,815,274
     74,000                74,000     Nomura Securities Co., Ltd.                          1,809,811                  1,809,811
        170                   170     NTT Docomo, Inc.                                     4,598,275                  4,598,275
    104,000               104,000     Pioneer Corp.                                        4,048,066                  4,048,066
     19,200                19,200     Promise Co., Ltd.                                    1,516,385                  1,516,385
     19,900                19,900     Softbank Corp.                                       2,700,721                  2,700,721
     22,500    5,100       27,600     Sony Corp.                                           2,099,336      477,214     2,576,550
               3,000        3,000     Tokyo Electron, Ltd.                                                411,714       411,714
    376,000               376,000     Toshiba Corp.                                        4,241,761                  4,241,761
     38,000                38,000     Toyoda Gosei Co., Ltd.                               2,410,254                  2,410,254
     37,000                37,000     Toyota Motor Corp.                                   1,684,275                  1,684,275
     11,000                11,000  @  Trend Micro, Inc.                                    1,814,241                  1,814,241
     87,000                87,000     Yamato Transport Co., Ltd.                           2,160,549                  2,160,549
                                                                                        ------------  -----------  ------------
                                                                                          56,659,481    3,031,403    59,690,884
                                                                                        ------------  -----------  ------------
                                      NETHERLANDS: 3.53%
               4,000        4,000     Aegon NV                                                            142,906       142,906
    130,800               130,800  @  ASM Lithography Holding NV                           5,771,550                  5,771,550
     48,500                48,500     Heineken NV                                          2,951,813                  2,951,813
     35,800   12,500       48,300     Koninklijke Ahold NV                                 1,053,716      369,416     1,423,132
    116,200               116,200     Koninklijke Philips Electronics NV                   5,519,500                  5,519,500
      9,200                 9,200  @  Qiagen NV                                            1,624,899                  1,624,899
     36,500                36,500     Randstad Holdings NV                                 1,350,304                  1,350,304
               5,400        5,400     Royal Dutch Petroleum Company                                       336,982       336,982
     70,600                70,600     Royal KPN NV                                         3,157,775                  3,157,775
               3,750        3,750     Unilever NV - NY Shares                                             161,250       161,250
     29,200                29,200     VNU NV                                               1,508,159                  1,508,159
                                                                                        ------------  -----------  ------------
                                                                                          22,937,716    1,010,554    23,948,270
                                                                                        ------------  -----------  ------------
                                      RUSSIA: 0.15%
     19,400                19,400     Lukoll-Holding ADR                                     991,728                    991,728
                                                                                        ------------  -----------  ------------
                                      SINGAPORE: 0.63%
     43,900                43,900  @  Flextronics Int'l, Ltd.                              3,015,381                  3,015,381
    127,000               127,000     Singapore Airlines, Ltd.                             1,257,499                  1,257,499
                                                                                        ------------  -----------  ------------
                                                                                           4,272,880           --     4,272,880
                                                                                        ------------  -----------  ------------
                                      SOUTH KOREA: 0.71%
     64,720                64,720     Korea Electric Power Corp.                           2,008,307                  2,008,307
      8,410                 8,410     Samsung Electronics                                  2,783,157                  2,783,157
                                                                                        ------------  -----------  ------------
                                                                                           4,791,464           --     4,791,464
                                                                                        ------------  -----------  ------------
                                      SPAIN: 1.53%
    274,400               274,400     Altadis SA                                           4,215,092                  4,215,092
    145,700               145,700     Endesa SA                                            2,822,335                  2,822,335
        501                   501  @  Telefonica SA ADR                                       32,095                     32,095
    154,500               154,500  @  Telefonica SA                                        3,318,776                  3,318,776
                                                                                        ------------  -----------  ------------
                                                                                          10,388,298           --    10,388,298
                                                                                        ------------  -----------  ------------
                                      SWEDEN: 3.31%
    107,200               107,200     Europolitan Holdings AB                              1,330,884                  1,330,884
     38,200                38,200  @  NetCom AB 2,                                         2,819,524                  2,819,524
    303,900               303,900     Nordic Baltic Holding AB                             2,291,310                  2,291,310
    163,400               163,400     Skandia Forsakrings AB                               4,316,576                  4,316,576
    176,000               176,000     Svenska Handelsbanken AB                             2,554,195                  2,554,195
    326,700   20,000      346,700     Telefonaktiebolaget LM Ericsson AB ADR               6,534,000      397,915     6,931,915
    235,400               235,400  @  Telia AB                                             2,215,215                  2,215,215
                                                                                        ------------  -----------  ------------
                                                                                          22,061,704      397,915    22,459,619
                                                                                        ------------  -----------  ------------
                                      SWITZERLAND: 0.94%
        800      174          974     Nestle SA                                            1,601,177      349,377     1,950,554
                 264          264     Novartis AG                                                         419,526       419,526
                  29           29     Roche Holding AG                                                    283,211       283,211
     23,400    2,220       25,620     UBS AG                                               3,428,309      326,297     3,754,606
                                                                                        ------------  -----------  ------------
                                                                                           5,029,486    1,378,411     6,407,897
                                                                                        ------------  -----------  ------------
                                      UNITED KINGDOM: 8.27%
    133,800               133,800  @  ARM Holdings PLC ADR                                 4,398,675                  4,398,675
     55,800                55,800     AstraZeneca PLC                                      2,605,540                  2,605,540
    395,143               395,143     BAE Systems PLC                                      2,461,815                  2,461,815
    422,600               422,600     BG Group PLC                                         2,723,998                  2,723,998
              41,000       41,000     BP Amoco PLC                                                        393,523       393,523
    558,500               558,500     Billiton PLC                                         2,256,327                  2,256,327
    444,600               444,600     British Airways PLC                                  2,558,034                  2,558,034
              22,700       22,700     British Telecommunications plc                                      293,482       293,482
    144,600               144,600     Cable & Wireless PLC                                 2,454,872                  2,454,872
    949,400               949,400     Centrica PLC                                         3,146,016                  3,146,016
     60,600                60,600  @  Colt Telecom Group PLC                               2,012,680                  2,012,680
              31,300       31,300     Diageo PLC                                                          280,993       280,993
     51,000                51,000  @  Energis PLC                                          1,901,422                  1,901,422
    670,200               670,200     Invensys PLC                                         2,512,382                  2,512,382
    135,000               135,000     Logica PLC                                           3,231,528                  3,231,528
    329,400               329,400     Marconi PLC                                          4,278,894                  4,278,894
     58,600                58,600     Pearson PLC                                          1,839,854                  1,839,854
     29,700                29,700     Reuters Group PLC ADR                                2,968,144                  2,968,144

--------------------------------------------------------------------------------
Portfolio of Investments*
As of June 30, 2000
--------------------------------------------------------------------------------

                       Worldwide                                                                                      Worldwide
 Worldwide   Global     Growth                                                           Worldwide        Global       Growth
   Growth   Corporate    Fund                                                              Growth       Corporate       Fund
    Fund     Leaders  (Pro Forma)                                                           Fund         Leaders     (Pro Forma)
   Shares    Shares     Shares                                                          Market Value   Market Value  Market Value
-----------  -------  -----------                                                       ------------   -----------   ------------
              19,800       19,800     Rio Tinto PLC                                                       323,732       323,732
    618,171               618,171     Rolls-Royce PLC                                      2,209,775                  2,209,775
    148,000               148,000     Royal Bank of Scotland Group PLC                     2,467,805                  2,467,805
    292,600               292,600     Sainsbury (J) PLC                                    1,323,772                  1,323,772
    481,600               481,600     Shell Transport & Trading Co.                        4,051,622                  4,051,622
    815,731   44,500      860,231     Vodafone AirTouch PLC                                3,307,877      179,874     3,487,751
                                                                                        ------------  -----------  ------------
                                                                                          54,711,032    1,471,604    56,182,636
                                                                                        ------------  -----------  ------------
                                      UNITED STATES: 46.93%
     55,600                55,600  @  Aether Systems, Inc.                                11,398,000                 11,398,000
    138,400               138,400     Aetna, Inc.                                          8,883,550                  8,883,550
              13,800       13,800     Alcoa, Inc.                                                         400,200       400,200
     64,300                64,300  @  Amdocs, Ltd.                                         4,935,025                  4,935,025
               8,400        8,400     American Express Company                                            437,850       437,850
               5,300        5,300     American Home Products Corporation                                  311,375       311,375
               3,625        3,625     American International Group, Inc                                   425,938       425,938
    114,700               114,700  @  Amgen, Inc.                                          8,057,675                  8,057,675
    128,000               128,000  @  Applied Materials, Inc.                             11,600,000                 11,600,000
    436,780               436,780  @  AT&T - Liberty Media Group                          10,591,915                 10,591,915
    105,900               105,900  @  Cablevision Systems Corp.                            7,187,962                  7,187,962
     79,200                79,200  @  Ciena Corp.                                         13,201,650                 13,201,650
    167,900    9,800      177,700  @  Cisco Systems, Inc.                                 10,672,144      622,606    11,294,750
    185,300    7,700      193,000     Citigroup, Inc.                                     11,164,325      463,925    11,628,250
     49,800                49,800     Corning, Inc.                                       13,439,775                 13,439,775
    187,900               187,900  @  Dell Computer Corp.                                  9,265,819                  9,265,819
    166,000               166,000     Enron Corp.                                         10,707,000                 10,707,000
               4,100        4,100     Exxon Mobil Corporation                                             321,850       321,850
     50,200                50,200  @  Genentech, Inc                                       8,634,400                  8,634,400
               8,400        8,400     General Electric Company                                            445,200       445,200
    106,800               106,800  @  Hughes Electronics Corp.                             9,371,700                  9,371,700
    189,100               189,100  @  Infinity Broadcasting Corp.                          6,890,331                  6,890,331
    102,400    4,600      107,000     Intel Corp.                                         13,689,600      614,819    14,304,419
    103,500               103,500  @  JDS Uniphase Corp.                                  12,407,062                 12,407,062
               5,300        5,300     Lucent Technologies, Inc                                            314,025       314,025
    395,300               395,300     MGM Grand, Inc.                                     12,699,012                 12,699,012
               4,000        4,000     Microsoft Corporation(1)                                            319,875       319,875
               7,800        7,800     Morgan Stanley Dean Witter and Company                              649,350       649,350
    178,400               178,400  @  Nextel Communications, Inc.                         10,915,850                 10,915,850
    142,900               142,900  @  Oracle Corp.                                        12,012,531                 12,012,531
               3,700        3,700     Procter & Gamble Company                                            211,825       211,825
    188,400               188,400  @  Qwest Communications Int'l                           9,361,125                  9,361,125
    257,700               257,700     Santa Fe Int'l Corp.                                 9,461,075                  9,461,075
     38,700                38,700     Schlumberger, Ltd.                                   2,887,987                  2,887,987
    129,300               129,300  @  Sun Microsystems, Inc.                              11,758,219                 11,758,219
    126,600               126,600     Texas Instruments, Inc.                              8,695,838                  8,695,838
               5,100        5,100     The Coca-Cola Company                                               292,931       292,931
               9,200        9,200     The Interpublic Group of Companies, Inc                             395,600       395,600
              10,700       10,700     The Walt Disney Company                                             415,294       415,294
     53,875                53,875  @  VeriSign, Inc.                                       9,508,938                  9,508,938
     82,200                82,200  @  Veritas Software Corp.                               9,289,884                  9,289,884
    139,500               139,500  @  Viacom, Inc.                                         9,538,313                  9,538,313
    206,500    7,400      213,900     Wal-Mart Stores, Inc.                               11,899,563      426,425    12,325,988
    287,000               287,000  @  Weatherford Int'l, Inc.                             11,426,188                 11,426,188
                                                                                        ------------  -----------  ------------
                                                                                         311,552,456    7,069,088   318,621,544
                                                                                        ------------  -----------  ------------
                                      TOTAL COMMON STOCKS (COST $513,051,880,
                                        $11,700,417, $524,752,297)                       637,410,172   17,113,453   654,523,625
                                                                                        ------------  -----------  ------------
                                      PREFERRED STOCKS: 0.29%
                                      BRAZIL: 0.25%
    193,648               193,648     Banco Bradesco SA                                    1,685,761                  1,685,761

                                      GERMANY: 0.04%
               1,500        1,500     SAP AG (Sysyeme, Anwendungen, Produkte
                                      in der Datenverabeitung) (cost $197,506)                            277,512       277,512
                                                                                        ------------  -----------  ------------
                                      TOTAL PREFERRED STOCKS (COST $1,558,209,
                                        $11,897,923, $13,456,132)                          1,685,761      277,512     1,963,273
                                                                                        ------------  -----------  ------------
                                      TOTAL LONG-TERM INVESTMENTS
                                        (COST $514,610,089, $23,598,340,
                                        $538,208,429)                                    639,095,933   17,390,965   656,486,898
                                                                                        ------------  -----------  ------------
                                      SHORT-TERM INVESTMENTS

                                      REPURCHASE AGREEMENTS: 4.02%
$27,281,000           $27,281,000     State Street Repurchase Agreement,
                                       6.20% due 07/03/00 (Collateralized
                                       by $22,220,000 U.S. Treasury Bonds,
                                       8.125% Market Value $27,830,550,
                                       Due 08/15/21                                       27,281,000                 27,281,000
                                                                                        ------------  -----------  ------------
                                      TOTAL SHORT-TERM INVESTMENTS
                                        (COST $27,281,000)                                27,281,000           --    27,281,000
                                                                                        ------------  -----------  ------------
                                      TOTAL INVESTMENTS IN SECURITIES
                                        (Cost $541,891,089, $11,897,923,
                                         $553,789,012)                         100.73%   666,376,933   17,390,965   683,767,898
                                      OTHER ASSETS AND LIABILITIES-NET          -0.73%    (6,197,663)   1,257,613    (4,940,050)
                                                                               ------   ------------  -----------  ------------
                                      NET ASSETS                               100.00%  $660,179,270  $18,648,578  $678,827,848
                                                                               ======   ============  ===========  ============

----------
* No adjustments are shown to the unaudited pro forma combined portfolios of investments because it is expected that upon consummation of the Reorganization, no securities would need to be sold in order for the Worldwide Growth Fund to comply with its Prospectus requirements and SEC and IRS guidelines and restrictions. However, the Global Corporate Leaders Fund or the Worldwide Growth Fund may purchase or sell any securities in the ordinary course of business as a mutual fund, and following the Reorganization, certain holdings of the Global Corporate Leaders Fund that are transferred to the Worldwide Growth Fund may be expected to be sold.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     On November 2, 2000, the Boards of Pilgrim Worldwide Growth Fund ("Worldwide Growth Fund") and Pilgrim Global Corporate Leaders Fund ("Global Corporate Leaders Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Global Corporate Leaders Fund, Worldwide Growth Fund will acquire all the assets of Global Corporate Leaders Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Worldwide Growth Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Worldwide Growth Fund and Global Corporate Leaders Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of Worldwide Growth Fund and Global Corporate Leaders Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Worldwide Growth Fund and Global Corporate Leaders Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Worldwide Growth Fund for pre-combination periods will not be restated.

     The pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - FOREIGN CURRENCY TRANSACTIONS:

The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the day.
     (2) Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from the investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of the comparable U.S. Government.

NOTE 4 - CAPITAL SHARES:

     The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Global Corporate Leaders Fund by Worldwide Growth Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each Class A shares of Global Corporate Leaders Fund by the respective Class A shares net asset value per share of Worldwide Growth Fund.

NOTE 5 - PRO FORMA ADJUSTMENTS:

     The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. Global Corporate Leaders Fund expenses were adjusted assuming Worldwide Growth Fund's fee structure was in effect for the year ended June 30, 2000.

NOTE 6 - MERGER COSTS:

     Merger costs are estimated at approximately $125,000 and are not included in the pro forma statement of operations since these costs are not reoccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Pilgrim Investments, Investment Adviser to the Funds, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.